Intangible and Other Assets by Asset Class and Related Accumulated Amortization - Amortization Expense for Acquired Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]
Intangible Assets Goodwill And Other Assets [Line Items]
2012	$ 413,310	$ 18,491
2013	398,747	21,009
2014	383,914	20,691
2015	370,106	18,559
2016	361,061	15,801
Thereafter		70,446
Total		$ 164,997